                             [GRAPHIC OMITTED]



                            THE BERKSHIRE FUNDS

                             2001 Annual Report







                      BERKSHIRE FOCUS + TECHNOLOGY FUNDS

This report is provided for the general information of Berkshire Funds shareholders. It is not authorized for distribution unless preceded or accompanied by an effective prospectus, which contains more complete information about the Funds. Please read it carefully before you invest.

In recent years, returns have sustained significant gains and losses due to market volatility in the technology sector. Due to market volatility, current performance may be lower than the figures shown. Call 1-877-526-0707 or visit berkshirefunds.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return includes reinvestment of dividends, distributions and capital gains.

The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely-held stocks primarily listed on the New York Stock Exchange. The S&P 500 Index is a registered trademark of Standard & Poor's Corporation and is a market-weighted index of common stock prices for 500 large U.S. companies. The Nasdaq Composite Index is a capitalization-weighted index of over 5,000 common stocks listed on the Nasdaq Stock Market. Each index represents an unmanaged, broad-based basket of stocks. These indices are typically used as benchmarks for overall market performance.

Portfolio composition is subject to change at any time and references to specific securities, industries and sectors are not recommendations to purchase or sell any particular security.

Funds distributed by Rafferty Capital Markets, LLC.

                                      *
                       -------------------------------
                               TABLE OF CONTENTS


LETTER TO THE SHAREHOLDERS.......................2

PERFORMANCE DATA
     Focus Fund..................................5
     Technology Fund.............................9

AUDITED FINANCIAL STATEMENTS....................13

PORTFOLIO OF INVESTMENTS
     Focus Fund.................................14
     Technology Fund............................16

STATEMENTS OF ASSETS AND LIABILITIES
     Focus Fund.................................18
     Technology Fund............................18

STATEMENTS OF OPERATIONS
     Focus Fund.................................19
     Technology Fund............................19

STATEMENTS OF CHANGES IN NET ASSETS
     Focus Fund.................................20
     Technology Fund............................21

FINANCIAL HIGHLIGHTS
     Focus Fund.................................22
     Technology Fund............................23

NOTES TO FINANCIAL STATEMENTS...................24

REPORT OF INDEPENDENT CERTIFIED
PUBLIC ACCOUNTANTS..............................28

ADDITIONAL INFORMATION..........................29


                                      1

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                                      *
                       -------------------------------
                          LETTER TO THE SHAREHOLDERS

[PHOTO]

Dear Fellow Shareholders,

As is no doubt evident, the past 12 months have been exceedingly difficult for investors and businesses alike within the technology sector. Our concentrated style of investing, combined with one of the sharpest market downturns ever endured by the Nasdaq Composite Index, resulted in the significant underperformance of our Funds relative to our peers. It goes without saying that we are deeply disappointed with our Funds' recent performance. Moreover, we want you to know that we take our poor performance over the past year very seriously because we understand the level of responsibility you have entrusted us in managing your assets. While we recognize that our focus on technology stocks has negatively impacted our returns in recent months, we believe our Funds are well-positioned to rebound when the economy regains its footing. Having said that, we are already beginning to see signs of a fundamentally driven recovery in the technology sector. Our strong performance in the fourth quarter, for example, is perhaps the best evidence that we are invested in the right companies that will lead the market out of this downturn.


SECOND HALF REVIEW

The second half of 2001 began much in the same way as it did in January - a continuation of the long downward slide in technology stocks. As the economy failed to gain traction, corporations were forced to further curtail their spending on information technology projects in an effort to preserve capital. Hoping to reverse the rapid economic downturn, the Federal Reserve unleashed its most aggressive easing campaign in history by cutting interest rates to their lowest levels in over 40 years. For a brief period, it looked as though the central bank's actions were finally beginning to stabilize the economy. However, the events of September 11 significantly altered those trends. When U.S. markets opened for trading following the terrorist attacks, fear and uncertainty surrounding the traumatic event triggered a violent sell-off in stocks across the board. Making matters worse, the economy quickly ground to a halt as consumer confidence plunged to new multi-year lows. The stock market proved to be remarkably resilient however, as the major indices quickly regained much of the ground lost in the weeks immediately following the attacks. By the end of the year, the markets had settled into a trading range and technology stocks managed to finish on a relatively positive note.

                                      *
                       -------------------------------
                          LETTER TO THE SHAREHOLDERS


FOCUS AND TECHNOLOGY FUND DISCUSSION

For the 12 months ended December 31, 2001, the Berkshire Focus Fund and the Berkshire Technology Fund posted total returns of -72.17% and -71.68%, respectively. For comparative purposes, the Dow Jones Industrial Average fell by 5.44%, the S&P 500 Index lost 11.89%, and the Nasdaq Composite Index declined by 20.82% over the same period. As always, all return data includes reinvested dividends but do not reflect the impact of taxes. Please see the accompanying financial statements for the Funds' longer-term performance.

The past year proved to be very disappointing for a number of our holdings, especially those in the Networking Equipment sector. Companies from this area included Cisco Systems (CSCO), Juniper Networks (JNPR) and CIENA (CIEN). Also working against us were some of our investments in the Software and Storage Device sectors. Among those hardest hit in the Software sector were BEA Systems (BEAS), Check Point Software (CHKP), Siebel Systems (SEBL) and VERITAS Software (VRTS). Bucking the trend, however, was our investment in PeopleSoft
(PSFT).  Within  the  Storage  sector Brocade (BRCD), Emulex (EMLX) and QLogic
(QLGC) were also caught in the market's downdraft. The Semiconductor sector, which was the Funds' most heavily weighted area, turned in a decidedly mixed performance. Marvell Technology (MRVL), Maxim Integrated (MXIM), NVIDIA (NVDA) and Semtech (SMTC) all turned in stellar performances. Meanwhile, Broadcom
(BRCM), PMC-Sierra (PMCS) and Vitesse Semiconductor (VTSS) were punished due to deteriorating fundamentals. Perhaps the best performing sector for the Funds' during the period was Semiconductor Capital Equipment. Both Applied Materials (AMAT) and Novellus Systems (NVLS) held their own in what was otherwise a treacherous year for technology investing.


LOOKING AHEAD

Although technology stocks suffered a tremendous rout during the period, we remain confident that our long-term approach towards technology investing will ultimately prevail when the economy recovers. That said, we would not be surprised to see the equity markets move higher well in advance of an actual economic recovery. Our focus then, will be to identify those technology companies poised to benefit most from the powerful trends emerging from the marketplace. We strongly believe that this focus will once again allow us to deliver the investment results that you have come to expect from us. We thank you for your loyalty and continued confidence in our abilities during these difficult times.


Malcolm R. Fobes III

/s/ Malcolm R. Fobes III

Chairman & Chief Executive Officer


                                      3

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[GRAPHIC OMITTED]

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                                      *
------------------------------------------------------------------------------

                             BERKSHIRE FOCUS FUND

                               Performance Data

                                  12/31/2001

------------------------------------------------------------------------------
                                      *


Photo: Close-up of a microchip

                                      *
                 -------------------------------------------
                       FOCUS FUND'S RELATIVE PERFORMANCE
    Growth of a hypothetical $10,000 investment since inception (July 1, 1997)


                         FOCUS FUND vs. THE S&P 500 INDEX


                                 [GRAPHIC OMITTED]


                                 S&P 500       BERKSHIRE FOCUS
                                  INDEX             FUND
                  MONTH         $ AMOUNT         $ AMOUNT
                  ------        ---------      -------------
                  JUN-97         $10,000         $ 10,000
                  JUL-97          10,795           10,000
                  AUG-97          10,191            9,950
                  SEP-97          10,748           10,050
                  OCT-97          10,390            9,500
                  NOV-97          10,870            9,510
                  DEC-97          11,057            8,738
                  JAN-98          11,179            9,699
                  FEB-98          11,985           10,174
                  MAR-98          12,598           10,174
                  APR-98          12,725           10,346
                  MAY-98          12,506           10,043
                  JUN-98          13,014           11,539
                  JUL-98          12,876           11,560
                  AUG-98          11,017            9,314
                  SEP-98          11,722           11,287
                  OCT-98          12,675           11,620
                  NOV-98          13,443           14,078
                  DEC-98          14,217           17,822
                  JAN-99          14,811           20,835
                  FEB-99          14,351           19,177
                  MAR-99          14,925           22,776
                  APR-99          15,503           23,740
                  MAY-99          15,138           20,976
                  JUN-99          15,977           23,036
                  JUL-99          15,479           21,735
                  AUG-99          15,402           24,001
                  SEP-99          14,980           24,749
                  OCT-99          15,928           26,884
                  NOV-99          16,252           31,405
                  DEC-99          17,208           43,289
                  JAN-00          16,344           44,376
                  FEB-00          16,035           62,228
                  MAR-00          17,602           60,272
                  APR-00          17,073           53,253
                  MAY-00          16,723           45,712
                  JUN-00          17,135           56,317
                  JUL-00          16,867           57,013
                  AUG-00          17,914           71,627
                  SEP-00          16,969           67,248
                  OCT-00          16,897           56,719
                  NOV-00          15,566           36,118
                  DEC-00          15,642           36,346
                  JAN-01          16,197           36,813
                  FEB-01          14,721           19,841
                  MAR-01          13,789           13,973
                  APR-01          14,859           19,624
                  MAY-01          14,959           17,418
                  JUN-01          14,595           16,440
                  JUL-01          14,451           13,397
                  AUG-01          13,548           10,257
                  SEP-01          12,454            6,498
                  OCT-01          12,691            8,845
                  NOV-01          13,665           10,518
                  DEC-01          13,785           10,116

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All relative performance data reflect reinvested dividends but do not reflect the impact of taxes.



                                     *
                -------------------------------------------
                              TOP 10 HOLDINGS


        SECURITY                               12/31/01    6/30/01
        ----------------------------------------------------------
        Brocade Communications Systems, Inc.     5.79%      6.85%
        Cisco Systems, Inc.                      5.02%      0.95%
        Emulex Corp.                             4.80%      4.21%
        Maxim Integrated Products, Inc.          4.67%        -
        Marvell Technology Group Ltd.            4.60%        -
        Siebel Systems, Inc.                     4.10%      5.57%
        Linear Technology Corp.                  4.05%        -
        NVIDIA Corp.                             4.04%        -
        Semtech Corp.                            3.92%        -
        Qlogic Corp.                             3.72%        -


Stated as a percentage of total net assets as of 12/31/01.

The holdings information provided should not be construed as a recommendation to purchase or sell a particular security and may not be representative of the Fund's current or future investments.

                                       *
                  -------------------------------------------
                        FOCUS FUND'S PERFORMANCE SUMMARY
             Average annual total returns for period ended 12/31/01

                                  1 Year        3 Year        5 Year     Since Inception(A)

BERKSHIRE FOCUS FUND              -72.17%       -17.20%         N/A          0.26%
--------------------------------------------------------------------------------------
Dow Jones Industrial Average       -5.44%         4.65%         N/A          7.90%
S&P 500 Index                     -11.89%        -1.02%         N/A          7.38%
NASDAQ Composite Index            -20.82%        -3.57%         N/A          7.26%
--------------------------------------------------------------------------------------


(A) The Fund's inception date was July 1, 1997.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends but do not reflect the impact of taxes.

This Fund may concentrate its investments in the technology industry. As a result, the Fund is subject to greater risk than more diversified funds because of its concentration of investments in fewer companies and certain segments of a single industry.

In recent years, returns have sustained significant gains and losses due to market volatility in the technology sector. Due to market volatility, current performance may be lower than figures shown. Call 1-877-526-0707 or visit berkshirefunds.com for more current performance information.



                                       *
                  -------------------------------------------
                               HOLDINGS BY SECTOR

                                [Graphic Omitted]

                     Semiconductors                     41.8%
                     Software                           16.9%
                     Storage Devices                    16.8%
                     Networking Equipment               12.8%
                     Semiconductor Capital Equipment     6.3%
                     Cash Equivalents                    3.4%
                     Communications Equipment            2.2%
                     Fiber Optic Components              1.7%
                     Optical Networking Equipment        1.6%


Stated as a percentage of total net assets as of 12/31/01.

The holdings by sector are presented to illustrate examples of the sectors in which the Fund has bought securities and may not be representative of the Fund's current or future investments.

[GRAPHIC OMITTED]

                                      *
------------------------------------------------------------------------------

                          BERKSHIRE TECHNOLOGY FUND

                               Performance Data

                                  12/31/2001

------------------------------------------------------------------------------
                                      *


Photo: Close-up of a computer hard drive read/write heads

                                       *
                  -------------------------------------------
                     TECHNOLOGY FUND'S RELATIVE PERFORMANCE
                  Growth of a hypothetical $10,000 investment
                      since inception (December 29, 1999)


                 TECHNOLOGY FUND vs. THE NASDAQ COMPOSITE INDEX


                                [GRAPHIC OMITTED]


                                  NASDAQ         BERKSHIRE
                                COMPOSITE        TECHNOLOGY
                                  INDEX             FUND
                  MONTH         $ AMOUNT         $ AMOUNT
                  ------        ---------      -------------
                  DEC-99         $10,000         $ 10,000
                  JAN-00           9,684           10,390
                  FED-00          11,544           14,610
                  MAR-00          11,241           13,590
                  APR-00           9,492           11,840
                  MAY-00           8,363           10,080
                  JUN-00           9,754           12,460
                  JUL-00           9,265           12,630
                  AUG-00          10,347           15,900
                  SEP-00           9,037           14,920
                  OCT-00           8,291           12,590
                  NOV-00           6,394            7,930
                  DEC-00           6,082            8,050
                  JAN-01           6,827            8,160
                  FED-01           5,300            4,410
                  MAR-01           4,534            3,120
                  APR-01           5,215            4,380
                  MAY-01           5,202            3,870
                  JUN-01           5,329            3,650
                  JUL-01           4,999            2,970
                  AUG-01           4,454            2,280
                  SEP-01           3,699            1,450
                  OCT-01           4,172            1,990
                  NOV-01           4,767            2,360
                  DEC-01           4,817            2,280


Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All relative performance data reflect reinvested dividends but do not reflect the impact of taxes.



                                     *
                -------------------------------------------
                              TOP 10 HOLDINGS


        SECURITY                               12/31/01    6/30/01
        ----------------------------------------------------------
        Brocade Communications Systems, Inc.     5.75%      6.99%
        Maxim Integrated Products, Inc.          5.15%        -
        Cisco Systems, Inc.                      5.00%      0.94%
        Marvell Technology Group Ltd.            4.78%        -
        Emulex Corp.                             4.77%      4.03%
        Linear Technology Corp.                  4.28%        -
        NVIDIA Corp.                             4.11%        -
        Siebel Systems, Inc.                     4.04%      5.13%
        Semtech Corp.                            3.90%        -
        Conexant Systems, Inc.                   3.85%        -


Stated as a percentage of total net assets as of 12/31/01.

The holdings information provided should not be construed as a recommendation to purchase or sell a particular security and may not be representative of the Fund's current or future investments.

                                        *
                  -------------------------------------------
                     TECHNOLOGY FUND'S PERFORMANCE SUMMARY
             Average annual total returns for period ended 12/31/01

                                  1 Year        3 Year        5 Year     Since Inception(A)

BERKSHIRE TECHNOLOGY FUND         -71.68%         N/A           N/A        -52.06%
--------------------------------------------------------------------------------------
Dow Jones Industrial Average       -5.44%         N/A           N/A         -5.01%
S&P 500 Index                     -11.89%         N/A           N/A        -10.30%
NASDAQ Composite Index            -20.82%         N/A           N/A        -30.31%
--------------------------------------------------------------------------------------


(A) The Fund's inception date was December 29, 1999.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends but do not reflect the impact of taxes.

This Fund concentrates its investments in the technology industry. As a result, the Fund is subject to greater risk than more diversified funds because of its concentration of investments in fewer companies and certain segments of a single industry.

In recent years, returns have sustained significant gains and losses due to market volatility in the technology sector. Due to market volatility, current performance may be lower than figures shown. Call 1-877-526-0707 or visit berkshirefunds.com for more current performance information.



                                       *
                  -------------------------------------------
                               HOLDINGS BY SECTOR

                                [Graphic Omitted]

                     Semiconductors                     43.3%
                     Software                           17.4%
                     Storage Devices                    16.3%
                     Networking Equipment               12.8%
                     Semiconductor Capital Equipment     6.2%
                     Fiber Optic Components              1.8%
                     Communications Equipment            1.7%
                     Optical Networking Equipment        1.5%


Stated as a percentage of total net assets as of 12/31/01.

The holdings by sector are presented to illustrate examples of the sectors in which the Fund has bought securities and may not be representative of the Fund's current or future investments.

[GRAPHIC OMITTED]

                                      *
------------------------------------------------------------------------------

                        AUDITED FINANCIAL STATEMENTS

                                  12/31/2001

------------------------------------------------------------------------------
                                      *

                                      *
                       -------------------------------
               PORTFOLIO OF INVESTMENTS - BERKSHIRE FOCUS FUND
                               December 31, 2001


 Shares                                                      Value

            COMMON STOCKS - 100.1%                     $ 71,419,400
            (Cost $90,753,006)

            COMMUNICATIONS EQUIPMENT - 2.2%               1,540,250
 30,500     QUALCOMM, Inc.*                               1,540,250

            FIBER OPTIC COMPONENTS - 1.7%                 1,229,956
141,700     JDS Uniphase Corp.*                           1,229,956

            NETWORKING EQUIPMENT - 12.8%                  9,120,738
197,750     Cisco Systems, Inc.*                          3,581,253
 63,400     Extreme Networks, Inc.*                         817,860
139,244     Juniper Networks, Inc.*                       2,638,674
125,479     Riverstone Networks, Inc.*                    2,082,951

            OPTICAL NETWORKING EQUIPMENT - 1.6%           1,152,670
 80,550     CIENA Corp.*                                  1,152,670

            SEMICONDUCTORS - 41.8%                       29,793,677
 69,300     Altera Corp.*                                 1,470,546
 55,500     Applied Micro Circuits Corp.*                   628,260
 39,300     Broadcom Corp., (Class A)*                    1,606,191
183,850     Conexant Systems, Inc.*                       2,640,086
 69,650     Integrated Device Technology, Inc.*           1,851,993
 73,950     Linear Technology Corp.                       2,887,008
 91,555     Marvell Technology Group Ltd.*                3,279,500
 63,420     Maxim Integrated Products, Inc.*              3,330,184
 35,700     Micron Technology, Inc.*                      1,106,700
 43,050     NVIDIA Corp.*                                 2,880,045
 54,850     PMC-Sierra, Inc.*                             1,166,111
 84,400     RF Micro Devices, Inc.*                       1,623,012
 78,385     Semtech Corp.*                                2,797,561
 60,000     Vitesse Semiconductor Corp.*                    745,800
 45,600     Xilinx, Inc.*                                 1,780,680

            SEMICONDUCTOR CAPITAL EQUIPMENT - 6.3%        4,516,781
 58,800     Applied Materials, Inc.*                      2,357,880
 54,725     Novellus Systems, Inc.*                       2,158,901

            SOFTWARE - 16.9%                             12,052,475
117,150     BEA Systems, Inc.*                            1,804,110
 56,000     Check Point Software Technologies Ltd.*       2,233,840
 62,900     PeopleSoft, Inc.*                             2,528,580
104,500     Siebel Systems, Inc.*                         2,923,910
 57,150     VERITAS Software Corp.*                       2,562,035

            STORAGE DEVICES - 16.8%                      12,012,853
124,790     Brocade Communications Systems, Inc.*         4,133,045
 86,600     Emulex Corp.*                                 3,421,566
 82,350     Network Appliance, Inc.*                      1,800,995
 59,700     QLogic Corp.*                                 2,657,247

           *Non-income producing

           (See accompanying notes to financial statements)

                                      *
                       -------------------------------
               PORTFOLIO OF INVESTMENTS - BERKSHIRE FOCUS FUND
                               December 31, 2001


 Shares                                                       Value

            CASH EQUIVALENTS - 3.4%                    $  2,394,486
2,394,486   First American Treasury Obligations Fund      2,394,486

            TOTAL INVESTMENT SECURITIES - 103.5%         73,813,886
            (Cost $93,147,492)

            LIABILITIES IN EXCESS
            OF OTHER ASSETS - (3.5%)                     (2,466,397)

            NET ASSETS - 100.0%                        $ 71,347,489
            Equivalent to $9.31 per share


            (See accompanying notes to financial statements)

                                      *
                       -------------------------------
             PORTFOLIO OF INVESTMENTS - BERKSHIRE TECHNOLOGY FUND
                               December 31, 2001


 Shares                                                       Value


            COMMON STOCKS - 101.0%                     $  8,223,384
            (Cost $10,104,973)


            COMMUNICATIONS EQUIPMENT - 1.7%                 139,885
  2,770     QUALCOMM, Inc.*                                 139,885

            FIBER OPTIC COMPONENTS - 1.8%                   144,739
 16,675     JDS Uniphase Corp.*                             144,739

            NETWORKING EQUIPMENT - 12.8%                  1,041,976
 22,475     Cisco Systems, Inc.*                            407,022
  6,900     Extreme Networks, Inc.*                          89,010
 16,488     Juniper Networks, Inc.*                         312,448
 14,066     Riverstone Networks, Inc.*                      233,496

            OPTICAL NETWORKING EQUIPMENT - 1.5%             124,211
  8,680     CIENA Corp.*                                    124,211

            SEMICONDUCTORS - 43.3%                        3,523,034
 10,310     Altera Corp.*                                   218,778
  6,360     Applied Micro Circuits Corp.*                    71,995
  4,610     Broadcom Corp., (Class A)*                      188,411
 21,800     Conexant Systems, Inc.*                         313,048
  7,090     Integrated Device Technology, Inc.*             188,523
  8,925     Linear Technology Corp.                         348,432
 10,865     Marvell Technology Group Ltd.*                  389,184
  7,990     Maxim Integrated Products, Inc.*                419,555
  4,150     Micron Technology, Inc.*                        128,650
  5,005     NVIDIA Corp.*                                   334,834
  6,515     PMC-Sierra, Inc.*                               138,509
  8,780     RF Micro Devices, Inc.*                         168,839
  8,895     Semtech Corp.*                                  317,463
  6,600     Vitesse Semiconductor Corp.*                     82,038
  5,500     Xilinx, Inc.*                                   214,775

            SEMICONDUCTOR CAPITAL EQUIPMENT - 6.2%          509,191
  6,510     Applied Materials, Inc.*                        261,051
  6,290     Novellus Systems, Inc.*                         248,140

            SOFTWARE - 17.4%                              1,416,610
 15,255     BEA Systems, Inc.*                              234,927
  6,347     Check Point Software Technologies Ltd.*         253,182
  7,390     PeopleSoft, Inc.*                               297,078
 11,760     Siebel Systems, Inc.*                           329,045
  6,745     VERITAS Software Corp.*                         302,378

            STORAGE DEVICES - 16.3%                       1,323,738
 14,146     Brocade Communications Systems, Inc.*           468,516
  9,830     Emulex Corp.*                                   388,383
  7,700     Network Appliance, Inc.*                        168,399
  6,705     QLogic Corp.*                                   298,440

            *Non-income producing

            (See accompanying notes to financial statements)

                                      *
                       -------------------------------
             PORTFOLIO OF INVESTMENTS - BERKSHIRE TECHNOLOGY FUND
                               December 31, 2001


                                                              Value

            TOTAL INVESTMENT SECURITIES - 101.0%       $  8,223,384
            (Cost $10,104,973)

            LIABILITIES IN EXCESS
            OF OTHER ASSETS - (1.0%)                        (81,769)

            NET ASSETS - 100.0%                        $  8,141,615
            Equivalent to $2.28 per share

            (See accompanying notes to financial statements)

                                      *
                       -------------------------------
                     STATEMENTS OF ASSETS AND LIABILITIES
                              December 31, 2001

                                                            BERKSHIRE           BERKSHIRE
                                                           FOCUS FUND     TECHNOLOGY FUND
ASSETS
-----------------------------------------------------------------------------------------
Investment securities:
    At acquisition cost                                 $  93,147,492       $  10,104,973
                                                        =================================
    At market value                                     $  73,813,886       $   8,223,384
Receivable for capital shares sold                             70,087             102,081
Receivable for securities sold                                745,436             191,773
Interest receivable                                               427                  80
                                                        ---------------------------------
    TOTAL ASSETS                                           74,629,836           8,517,318
                                                        ---------------------------------


LIABILITIES
-----------------------------------------------------------------------------------------
Payable for capital shares redeemed                         1,033,328             176,081
Payable for securities purchased                            2,061,804             174,511
Payable to affiliates (Note 4)                                133,114              15,758
Payable to custodian                                           43,016               7,510
Accrued expenses                                               11,085               1,843
                                                        ---------------------------------
    TOTAL LIABILITIES                                       3,282,347             375,703
                                                        ---------------------------------


NET ASSETS                                              $  71,347,489       $   8,141,615
=========================================================================================


Net assets consist of:
Paid-in-capital                                         $ 468,579,013       $  47,704,613
Accumulated net realized losses
    from security transactions                           (377,897,918)        (37,681,409)
Net unrealized depreciation on investments                (19,333,606)         (1,881,589)
                                                        ---------------------------------
NET ASSETS                                              $  71,347,489       $   8,141,615
                                                        =================================


Shares of beneficial interest outstanding (unlimited
    number of shares authorized, no par value)              7,661,793           3,577,398
                                                        =================================


Net asset value, offering price and redemption
    price per share                                     $        9.31       $        2.28
                                                        =================================

(See accompanying notes to financial statements)

                                      *
                       -------------------------------
                           STATEMENTS OF OPERATIONS
                     For the Year Ended December 31, 2001


                                                            BERKSHIRE           BERKSHIRE
                                                           FOCUS FUND     TECHNOLOGY FUND
INVESTMENT INCOME
-----------------------------------------------------------------------------------------
    Interest                                          $       109,542      $       10,986
    Dividends                                                   6,117                 536
                                                        ---------------------------------
         TOTAL INVESTMENT INCOME                              115,659              11,522
                                                        ---------------------------------

EXPENSES
-----------------------------------------------------------------------------------------
    Investment advisory fees                                1,916,568             183,656
    Administrative fees                                       594,372              61,219
    Interest expense                                           13,885               2,471
                                                        ---------------------------------
         TOTAL EXPENSES                                     2,524,825             247,346
                                                        ---------------------------------

NET INVESTMENT LOSS                                        (2,409,166)           (235,824)
-----------------------------------------------------------------------------------------


REALIZED AND UNREALIZED
GAINS (LOSSES) ON INVESTMENTS
-----------------------------------------------------------------------------------------
Net realized losses from security transactions           (278,738,067)        (25,568,499)
Net change in unrealized appreciation on investments       70,431,813           6,829,220
                                                         --------------------------------

NET REALIZED AND UNREALIZED
LOSSES ON INVESTMENTS                                    (208,306,254)        (18,739,279)
                                                         --------------------------------

NET DECREASE IN NET ASSETS
FROM OPERATIONS                                       $  (210,715,420)     $  (18,975,103)
                                                        =================================

(See accompanying notes to financial statements)

                                      *
                       -------------------------------
          STATEMENTS OF CHANGES IN NET ASSETS - BERKSHIRE FOCUS FUND
          For the Years Ended December 31, 2001 and December 31, 2000


                                                                      Year                Year
                                                                     Ended               Ended
                                                                  12/31/01            12/31/00
FROM OPERATIONS:
----------------------------------------------------------------------------------------------
    Net investment loss                                     $   (2,409,166)      $  (3,360,439)
    Net realized losses from security transactions            (278,738,067)        (98,878,551)
    Net change in unrealized appreciation
         (depreciation) on investments                          70,431,813        (103,167,067)
                                                              --------------------------------
Net decrease in net assets from operations                    (210,715,420)       (205,406,057)
                                                              --------------------------------


FROM CAPITAL SHARE TRANSACTIONS:
----------------------------------------------------------------------------------------------
    Proceeds from shares sold                                  159,530,508         780,031,711
    Payments for shares redeemed                              (157,074,361)       (328,619,184)
                                                              --------------------------------
Net increase in net assets from capital share transactions       2,456,147         451,412,527
                                                              --------------------------------


TOTAL INCREASE (DECREASE) IN NET ASSETS                       (208,259,273)        246,006,470
----------------------------------------------------------------------------------------------


NET ASSETS:
----------------------------------------------------------------------------------------------
    Beginning of period                                        279,606,762          33,600,292
                                                              --------------------------------
    End of period                                           $   71,347,489       $ 279,606,762
                                                              ================================
    Undistributed net investment income:                    $            0       $           0
                                                              ================================


CAPITAL SHARE ACTIVITY:
----------------------------------------------------------------------------------------------
    Shares sold                                                  9,187,638          14,588,056
    Shares redeemed                                             (9,885,341)         (7,071,883)
                                                              --------------------------------
    Net increase (decrease) in shares outstanding                 (697,703)          7,516,173
    Shares outstanding, beginning of period                      8,359,496             843,323
                                                              --------------------------------
    Shares outstanding, end of period                            7,661,793           8,359,496
                                                              ================================

(See accompanying notes to financial statements)

                                      *
                       -------------------------------
        STATEMENTS OF CHANGES IN NET ASSETS - BERKSHIRE TECHNOLOGY FUND
          For the Years Ended December 31, 2001 and December 31, 2000


                                                                      Year                Year
                                                                     Ended               Ended
                                                                  12/31/01            12/31/00
FROM OPERATIONS:
----------------------------------------------------------------------------------------------
    Net investment loss                                     $     (235,824)      $    (313,235)
    Net realized losses from security transactions             (25,568,499)        (12,112,910)
    Net change in unrealized appreciation
         (depreciation) on investments                           6,829,220          (8,710,809)
                                                              --------------------------------
Net decrease in net assets from operations                     (18,975,103)        (21,136,954)
                                                              --------------------------------


FROM CAPITAL SHARE TRANSACTIONS:
----------------------------------------------------------------------------------------------
    Proceeds from shares sold                                   18,533,564          80,763,325
    Payments for shares redeemed                               (16,390,924)        (34,662,293)
                                                              --------------------------------
Net increase in net assets from capital share transactions       2,142,640          46,101,032
                                                              --------------------------------


TOTAL INCREASE (DECREASE) IN NET ASSETS                        (16,832,463)         24,964,078
----------------------------------------------------------------------------------------------


NET ASSETS:
----------------------------------------------------------------------------------------------
    Beginning of period                                         24,974,078              10,000
                                                              --------------------------------
    End of period                                           $    8,141,615      $   24,974,078
                                                              ================================
    Undistributed net investment income:                    $            0      $            0
                                                              ================================


CAPITAL SHARE ACTIVITY:
----------------------------------------------------------------------------------------------
    Shares sold                                                  4,770,353           6,296,589
    Shares redeemed                                             (4,293,571)         (3,196,973)
                                                              --------------------------------
    Net increase in shares outstanding                             476,782           3,099,616
    Shares outstanding, beginning of period                      3,100,616               1,000
                                                              --------------------------------
    Shares outstanding, end of period                            3,577,398           3,100,616
                                                              ================================

(See accompanying notes to financial statements)

                                      *
                       -------------------------------

                  FINANCIAL HIGHLIGHTS - BERKSHIRE FOCUS FUND
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

                                                  Year           Year          Year            Year         Period(A)
                                                 Ended          Ended          Ended          Ended          Ended
                                              12/31/01       12/31/00       12/31/99       12/31/98       12/31/97

NET ASSET VALUE,
BEGINNING OF PERIOD                           $  33.45       $  39.84       $  16.44        $  8.64       $  10.00
------------------------------------------------------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
------------------------------------------------------------------------------------------------------------------
    Net investment income (loss)                 (0.31)(D)      (0.40)(D)      (0.31)          0.03           0.10
    Net realized and unrealized gains
         (losses) on investments                (23.83)         (5.99)         23.80           8.97          (1.36)
                                               -------------------------------------------------------------------
Total from investment operations                (24.14)         (6.39)         23.49           9.00          (1.26)
                                               -------------------------------------------------------------------

LESS DISTRIBUTIONS:
------------------------------------------------------------------------------------------------------------------
    Dividends from net investment income          0.00           0.00           0.00          (0.02)         (0.10)
    Distributions from net realized gains         0.00           0.00          (0.09)         (1.18)          0.00
                                               -------------------------------------------------------------------
Total distributions                               0.00           0.00          (0.09)         (1.20)         (0.10)
                                               -------------------------------------------------------------------

NET ASSET VALUE,
END OF PERIOD                                 $   9.31       $  33.45       $  39.84       $  16.44        $  8.64
==================================================================================================================


TOTAL RETURN                                   (72.17%)       (16.04%)       142.90%        104.17%        (12.60%)(B)
==================================================================================================================


SUPPLEMENTAL DATA AND RATIOS:
------------------------------------------------------------------------------------------------------------------
Net assets at end of period (thousands)      $  71,347      $ 279,607      $  33,600         $  353         $  101


Ratio of expenses to average net assets:
         Before fee waiver                       1.97%(F)       1.95%(E)       1.89%          1.93%          1.00%(C)
         After fee waiver                        1.97%(F)       1.95%(E)       1.89%          0.00%          0.00%(C)

Ratio of net investment income (loss)
    to average net assets:
         Before fee waiver                      (1.89%)        (1.75%)        (1.71%)        (1.66%)         0.12%(C)
         After fee waiver                       (1.89%)        (1.75%)        (1.71%)         0.26%          1.12%(C)

Portfolio turnover rate                         222.7%         166.4%         155.5%         136.0%          13.0%(B)


(A) Represents the period from the commencement of operations (July, 1 1997) to December 31, 1997.

(B) Not annualized.

(C) Annualized.

(D) Net investment loss per share is calculated using ending balances prior to consideration or adjustment for permanent book and tax differences.

(E) For the year ended December 31, 2000 the ratios of expenses to average net assets excludes interest expense. The ratios before and after expense reimbursement, including interest expense, would be 1.96% and 1.96% respectively.

(F) For the year ended December 31, 2001 the ratios of expenses to average net assets excludes interest expense. The ratios before and after expense reimbursement, including interest expense, would be 1.98% and 1.98% respectively.


(See accompanying notes to financial statements)

                                      *
                       -------------------------------

               FINANCIAL HIGHLIGHTS - BERKSHIRE TECHNOLOGY FUND
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

                                                  Year           Year
                                                 Ended          Ended
                                              12/31/01       12/31/00

NET ASSET VALUE,
BEGINNING OF PERIOD                             $ 8.05        $ 10.00
---------------------------------------------------------------------

INCOME FROM INVESTMENT OPERATIONS:
---------------------------------------------------------------------
    Net investment loss                          (0.07)(A)      (0.10)(A)
    Net realized and unrealized
         losses on investments                   (5.70)         (1.85)
                                               ----------------------
Total from investment operations                 (5.77)         (1.95)
                                               ----------------------

LESS DISTRIBUTIONS:
---------------------------------------------------------------------
    Dividends from net investment income          0.00           0.00
    Distributions from net realized gains         0.00           0.00
                                               ----------------------
Total distributions                               0.00           0.00
                                               ----------------------

NET ASSET VALUE,
END OF PERIOD                                   $ 2.28         $ 8.05
=====================================================================


TOTAL RETURN                                   (71.68%)       (19.50%)
=====================================================================


SUPPLEMENTAL DATA AND RATIOS:
---------------------------------------------------------------------
Net assets at end of period (thousands)        $ 8,142       $ 24,974

Ratio of expenses to average net assets          2.00%(C)       2.00%(B)

Ratio of net investment loss
    to average net assets                       (1.93%)        (1.75%)

Portfolio turnover rate                         227.8%         171.6%


(A) Net investment loss per share is calculated using ending balances prior to consideration or adjustment for permanent book and tax differences.

(B) For the year ended December 31, 2000 the ratio of expenses to average net assets excludes interest expense. The ratio including interest expense would be 2.01%.

(C) For the year ended December 31, 2001 the ratio of expenses to average net assets excludes interest expense. The ratio including interest expense would be 2.02%.


(See accompanying notes to financial statements)

                                      *
                       -------------------------------
                        NOTES TO FINANCIAL STATEMENTS
                              December 31, 2001

1. Organization

The Focus Fund and Technology Fund (the "Funds") are each a non-diversified series of The Berkshire Funds (formerly Berkshire Capital Investment Trust) (the "Trust"), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust was organized as a Delaware business trust on November 25, 1996. The Focus Fund commenced operations on July 1, 1997. The Technology Fund commenced operations on December 29, 1999. Each Fund's investment objective is to seek long-term capital appreciation through investments in equity securities.

2. Significant Accounting Policies

The following is a summary of the Funds' significant accounting policies:

Securities valuation - Each Fund's portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (the "NYSE"), normally 4:00 p.m., Eastern time. Securities which are traded on stock exchanges or are quoted by NASDAQ are valued at the last reported sale price as of the close of the regular session of trading on the NYSE, or, if not traded, at the most recent bid price. Securities which are traded in the over-the-counter market, and which are not quoted by NASDAQ, are valued at the most recent bid price, as obtained from one or more of the major market makers for such securities. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees.

Share valuation - The net asset value per share of each Fund is calculated daily by dividing the total value of the Fund's assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering and redemption price per share is equal to the net asset value per share.

Investment income - Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Distributions to shareholders - Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

                                      *
                       -------------------------------
                        NOTES TO FINANCIAL STATEMENTS
                              December 31, 2001

Security transactions - Security transactions are accounted for on the trade date. Securities sold are determined on a specific identification basis.

Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax - It is each Fund's policy to comply with the special provisions of the Internal Revenue Code (the "Code") available to regulated investment companies. As provided therein, in any fiscal year in which a Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund's intention to declare as dividends in each calendar year at least 98% of its net investment income and 98% of its net realized capital gains plus undistributed amounts from prior years.

Other - Generally Accepted Accounting Principles require that permanent financial reporting tax differences relating to shareholder distributions be reclassified to paid-in-capital.

                                      *
                       -------------------------------
                        NOTES TO FINANCIAL STATEMENTS
                              December 31, 2001


3. Investment Transactions

Purchases and sales of investment securities (excluding short-term instruments) for the year ended December 31, 2001 were as follows:

                      Focus Fund                Technology Fund
Purchases          $  294,969,516               $  30,059,597
Sales              $  285,368,283               $  27,702,541

There were no purchases or sales of U.S. Government Securities for the year ended December 31, 2001.

Unrealized appreciation (depreciation) at December 31, 2001 based on cost of securities for Federal tax purposes is as follows:


                                        Focus Fund     Technology Fund

Gross unrealized appreciation       $    6,156,217     $     664,413
Gross unrealized depreciation          (47,081,762)       (4,730,201)
                                     --------------      ------------
Net unrealized appreciation         $  (40,925,545)    $  (4,065,788)


Cost of investments                 $  114,739,431     $  12,289,172



The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At December 31, 2001, each Fund had the following capital loss carryforward for tax purposes:


                   Capital Loss Carryforward         Date of Expiration

Focus Fund              $  292,752,183                     12/31/09
                        $   63,553,797                     12/31/08

Technology Fund         $   26,037,978                     12/31/09
                        $    9,459,231                     12/31/08

                                      *
                       -------------------------------
                        NOTES TO FINANCIAL STATEMENTS
                              December 31, 2001

4. Related  Party Transactions, Investment Advisory and Administrative Fees

Certain officers and trustees of the Trust are also officers and directors of Berkshire Capital Holdings, Inc. ("Berkshire Capital").

Each Fund has an Investment Advisory Agreement and a separate Administration Agreement with Berkshire Capital. Under the terms of the Investment Advisory Agreement, Berkshire Capital receives a fee accrued each calendar day (including weekends and holidays) at a rate of 1.50% per annum of the daily net assets of each Fund. Under the Administration Agreement, Berkshire Capital receives a fee as compensation for services rendered, facilities furnished and expenses assumed at the annual rate of 0.50% of each Fund's average daily net assets up to $50 million, 0.45% of average net assets from $50 million to $200 million, 0.40% of average net assets from $200 million to $500 million, 0.35% of average net assets from $500 million to $1 billion, and 0.30% of average net assets in excess of $1 billion. Such fee is computed as a percentage of each Fund's daily net assets and is accrued each calendar day (including weekends and holidays). For the year ended December 31, 2001, Berkshire Capital was paid an investment advisory fee of $1,916,568 and an administration fee of $594,372 from the Focus Fund. The Technology Fund paid an investment advisory fee of $183,656 and an administration fee of $61,219.


5. Beneficial Ownership Disclosure

Beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the fund under
Section 2(a)(9) of the Investment Company Act of 1940. As of December 31, 2001, Charles Schwab Corp. was owner of 32.66% of the Focus Fund and National Financial Services Corp. was owner of 30.02% of the Focus Fund.

                                      *
               -------------------------------------------------
               REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


To the Shareholders and Board of Trustees

The Berkshire Funds
San Jose, California

We have audited the accompanying statements of assets and liabilities of The Berkshire Funds (comprised of the Berkshire Focus Fund and the Berkshire Technology Fund), including the schedules of portfolio investments, as of December 31, 2001, and the related statements of operations for the year then ended, the statements of changes in net assets for the two years then ended and financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian and brokers as of December 31, 2001 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Berkshire Funds as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for the two years then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

McCurdy & Associates CPA's, Inc.

Westlake, Ohio 44145
January 5, 2002

                                      *
                       -------------------------------
                           ADDITIONAL INFORMATION
                                  (unaudited)


Information about Trustees and Officers

The business and affairs of the Funds are managed under the direction of the Funds' Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set forth below. The SAI includes additional information about the Funds' Trustees and Officers and is available, without charge upon request, by calling toll-free 1-877-526-0707.


INTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------------------
                                             Term of                              Number of    Other
                                             Office and    Principal              Portfolios   Directorships
                          Position(s) Held   Length of     Occupation(s) During   Overseen     Held by Trustee
Name, Address and Age     with Trust         Time Served   Last 5 Years           by Trustee   or Officer
=====================     ===============    ===========   ====================   ==========   ===============
Malcolm R. Fobes III*     Trustee,           Since 1996    Berkshire Capital           2       None
475 Milan Drive           President,                       Holdings, Inc.;
Suite #103                Treasurer and                    Chairman and CEO
San Jose, CA 95134        Chief Financial
Age: 37                   Officer

Ronald G. Seger*          Trustee and        Since 1996    Ronald G. Seger, O.D.;      2       None
1150 West El Camino Real  Secretary                        Optometrist
Mountain View, CA 94040
Age: 52
--------------------------------------------------------------------------------------------------------------
*Trustees who are considered "interested persons" as defined in Section 2(a)(19)
of the Investment Company Act of 1940 by virtue of their affiliation with the Investment Adviser.




NON-INTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------------------
                                             Term of                              Number of    Other
                                             Office and    Principal              Portfolios   Directorships
                          Position(s) Held   Length of     Occupation(s) During   Overseen     Held by Trustee
Name, Address and Age     with Trust         Time Served   Last 5 Years           by Trustee   or Officer
=====================     ===============    ===========   ====================   ==========   ===============
Leland F. Smith            Trustee           Since 1997    Elesco, Ltd.*;              2       None
P.O. Box 3539                                              Chairman & CEO
Sunriver, OR 97707
Age: 63

Andrew W. Broer            Trustee           Since 1998    Cisco Systems, Inc.;        2       None
325 East Tasman Drive                                      Data Center Manager
San Jose, CA 95134
Age: 36
--------------------------------------------------------------------------------------------------------------
*Elesco Ltd. provides consulting services for corporations and government agencies in the field of land-use management.


                                      *
                       -------------------------------
                                    NOTES

                                      *
                       -------------------------------
                                    NOTES

                                      *
                       -------------------------------
                                    NOTES

                                 (BLANK PAGE)

         THE BERKSHIRE FUNDS
         475 Milan Drive
         Suite #103
         San Jose, CA 95134
         (Toll-Free) 1-877-526-0707


         BOARD OF TRUSTEES
         Malcolm R. Fobes III, Chairman
         Ronald G. Seger
         Leland F. Smith
         Andrew W. Broer


         INVESTMENT ADVISER
         Berkshire Capital Holdings, Inc.
         475 Milan Drive
         Suite #103
         San Jose, CA 95134


         COUNSEL
         Thompson Hine LLP
         312 Walnut Street
         14th Floor
         Cincinnati, OH 45202


         TRANSFER AGENT
         U.S. Bancorp Fund Services, LLC
         615 E. Michigan Street
         Milwaukee, WI 53202


         CUSTODIAN
         U.S. Bank, N.A
         425 Walnut Street
         Cincinnati, OH 45202


         DISTRIBUTOR
         Rafferty Capital Markets, LLC
         1311 Mamaroneck Avenue
         White Plains, NY 10605


         WEBSITE
         www.berkshirefunds.com